UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2026

HOLLEY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39599	87-1727560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Blvd, Suite 240, Nashville, TN	37215
(Address of principal executive offices)	(Zip Code)

(270) 782-2900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HLLY	New York Stock Exchange
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	HLLY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 1, 2026, Holley Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company: (1) elected directors; (2) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2026; (3) approved, on an advisory basis, the compensation of named executive officers (“Say-on-Pay”); (4) selected, on an advisory basis, one year as the frequency of future Say-on-Pay votes; and (5) approved the 2021 Omnibus Incentive Plan, as amended by the First Amendment (as amended, the “Plan”), to increase the number of authorized shares of common stock reserved for delivery under the Plan. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 20, 2026 (the “Proxy Statement”).
The final voting results on the proposals considered at the Annual Meeting are set forth below.

1.
Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2029 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, with the voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James Coady	59,291,243	29,427,104	13,807,879
Ginger Jones	80,227,647	8,490,700	13,807,879
2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2026 was ratified, with the voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
102,496,490	26,463	3,273	0
3.
Compensation of Named Executive Officers (“Say-on-Pay”). The compensation of the Company’s named executive officers for the year ended December 31, 2025 was approved, on an advisory basis, with the voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,722,318	988,039	7,990	13,807,879
4.
Frequency of Future Say-on-Pay. The Company’s stockholders chose, on a non-binding advisory vote basis, to hold future Say-on-Pay votes every year, with the voting results as follows. The Board considered the results of the advisory vote and decided that, consistent with the Board’s recommendation in the proxy statement for the Annual Meeting, the Company will continue to solicit an advisory vote on executive compensation annually until the next required advisory vote on the frequency of future Say-on-Pay votes.

Every 3 Years	Every 2 Years	Annually	Abstentions
27,892,297	7,335	60,811,227	7,488
5.
Approval of the 2021 Omnibus Incentive Plan, as amended by the First Amendment. The 2021 Omnibus Incentive Plan, as amended by the First Amendment (as amended, the “Plan”), to increase the number of authorized shares of common stock reserved for delivery under the Plan, was approved, with the voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,003,367	27,635,565	79,415	13,807,879

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Holley Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed with the Commission on March 20, 2026 (File No. 001-39599)).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLEY INC.

	By:	/s/ Jesse Weaver
Name: Jesse Weaver
Date: May 5, 2026		Title: Chief Financial Officer